SUPPLEMENTAL FINANCIAL INFORMATION FOR Q2 2020

August 10, 2020

60 Cutter Mill Rd., Great Neck, NY 11021

FORWARD LOOKING STATEMENTS

The information set forth herein contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provision for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe our future plans, strategies and expectations, are generally identifiable by use of the words "may", "will", "believe", "expect", "intend", "anticipate”, “estimate", "project", or similar expressions or variations thereof. Forward-looking statements involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond our control and which could materially affect actual results, performance or achievements. Investors are cautioned not to place undue reliance on any forward-looking statements and are urged to read the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K filed on May 15, 2020 and in reports filed with the SEC thereafter, including our Quarterly Report on Form 10-Q for the period ended June 30, 2020, that we anticipate will be filed contemporaneously with the furnishing of this document.

The Company undertakes no obligation to update or revise the information herein, whether as a result of new information, future events or circumstances, or otherwise.

Units under rehabilitation for which we have received or accrued rental income from business interruption insurance, while not physically occupied, are treated as leased (i.e., occupied) at rental rates in effect at the time of the casualty.
We use pro rata (as defined under "Non-GAAP Financial Measures and Definitions") to help the reader gain a better understanding of our unconsolidated joint ventures. However, the use of pro rata information has certain limitations and is not representative of our operations and accounts as presented in accordance with GAAP. Accordingly, pro rata information should be used with caution and in conjunction with the GAAP data presented herein and in our reports filed with the SEC.

BRT Apartments Corp. (NYSE: BRT)
Financial Highlights

_________________________________________________________________________________________________________

	As at June 30,
	2020		2019
Market capitalization (thousands)	$185,844		$224,625
Shares outstanding (thousands)	17,176		15,897
Closing share price	$10.82		$14.13
Quarterly dividend declared per share	$0.22		$0.20

Multi-family properties owned	39		40
Units	11,042	(1)	11,362	(1)
Average occupancy (2)	93.1%		94.0%
Average monthly rental revenue per occupied unit (2)	$1,085		$1,034

	Quarter ended June 30,				Six months ended June 30,
Per share data	2020 (Unaudited)		2019 (Unaudited)		2020 (Unaudited)	2019 (Unaudited)
Earnings per share (basic and diluted)	$(0.25)		$(0.27)		$(0.53)	$(0.54)
FFO per share of common stock (diluted) (3)	0.24		0.22		0.44	0.41
AFFO per share of common stock (diluted) (3)	$0.27		$0.24		$0.51	$0.48

(1) For 2020, includes 1,880 units owned by consolidated subsidiaries and 9,162 units owned by unconsolidated subsidiaries. For 2019, includes 2,027 units owned by consolidated subsidiaries and 9,335 units owned by unconsolidated subsidiaries. Unconsolidated for 2020 and 2019 includes 741 units in lease-up.
(2) For the period presented, average reflects stabilized properties and includes consolidated and unconsolidated assets.
See definition of stabilized properties under "Non-GAAP Financial Measures and Definitions."
(3) See the reconciliation of Funds From Operations, or FFO, and Adjusted Funds From Operations, or AFFO, to net income, as calculated in accordance with GAAP, and the definitions of such terms under "Non-GAAP Financial Measures and Definitions."

BRT Apartments Corp. (NYSE: BRT)
Operating Results
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Rental revenue	$6,657	$7,097	$13,402	$13,983
Other income	159	190	338	434
Total revenues	6,816	7,287	13,740	14,417
Expenses:

Real estate operating expenses	3,004	3,325	6,062	6,501
Interest expense	1,809	2,049	3,669	3,995
General and administrative (1)	2,957	2,481	6,324	5,025
Depreciation	1,809	1,428	3,370	2,975
Total expenses	9,579	9,283	19,425	18,496
Total revenues less total expenses	(2,763)	(1,996)	(5,685)	(4,079)
Equity in loss of unconsolidated joint ventures	(1,387)	(2,218)	(3,202)	(4,286)
Loss from continuing operations	(4,150)	(4,214)	(8,887)	(8,365)
Income tax provision	65	59	127	121
Net loss from continuing operations, net of taxes	(4,215)	(4,273)	(9,014)	(8,486)
Net income attributable to non-controlling interests	(31)	(44)	(63)	(78)
Net loss attributable to common stockholders	$(4,246)	$(4,317)	$(9,077)	$(8,564)

Weighted average number of shares of common stock outstanding:
Basic and diluted	17,176,401	15,900,316	17,054,327	15,893,443

Per share amounts attributable to common stockholders:
Basic and diluted	$(0.25)	$(0.27)	$(0.53)	$(0.54)

(1) Includes $165 and $688 in fees relating to the restatement for the three and six months ended June 30, 2020, respectively.

BRT Apartments Corp. (NYSE: BRT)
Operating Results of Unconsolidated Properties
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
Revenues:
Rental and other revenue	$31,542	$28,976	$62,385	$55,803
Total revenues	31,542	28,976	62,385	55,803

Expenses:
Real estate operating expenses	14,674	14,304	29,206	27,400
Interest expense	8,766	8,919	17,523	16,825
Depreciation	10,417	10,031	20,773	19,220
Total expenses	33,857	33,254	67,502	63,445
Total revenues less total expenses	(2,315)	(4,278)	(5,117)	(7,642)
Gain on insurance recoveries	338	517	338	517
Net income from joint ventures	$(1,977)	$(3,761)	$(4,779)	$(7,125)

BRT equity in loss from joint ventures	$(1,387)	$(2,218)	$(3,202)	$(4,286)

BRT Apartments Corp. (NYSE: BRT)
Funds from Operations
(dollars in thousands except per share data)

_____________________________________________________________________________________________________________________

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(4,246)	$(4,317)	$(9,077)	$(8,564)
Add: depreciation of properties	1,809	1,428	3,370	2,975
Add: our share of depreciation in unconsolidated joint ventures	6,627	6,375	13,199	12,160
Adjustments for non-controlling interests	(4)	(7)	(8)	(30)
NAREIT Funds from operations attributable to common stockholders	4,186	3,479	7,484	6,541

Adjustments for: straight-line rent accruals	(10)	(10)	(20)	(20)
Add: amortization of restricted stock and restricted stock units	461	373	899	738
Add: amortization of deferred mortgage costs	80	84	160	157
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	163	358	323	585
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(169)	(414)	(169)	(414)
Adjustments for non-controlling interests	1	1	3	2
Adjusted funds from operations attributable to common stockholders	$4,712	$3,871	$8,680	$7,589

	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(0.25)	$(0.27)	$(0.53)	$(0.54)
Add: depreciation of properties	0.10	0.09	0.20	0.19
Add: our share of depreciation in unconsolidated joint ventures	0.39	0.40	0.77	0.76
Adjustment for non-controlling interests	—	—	—	—
NAREIT Funds from operations per diluted common share	0.24	0.22	0.44	0.41

Add: amortization of restricted stock and restricted stock units	0.03	0.02	0.05	0.05
Add: amortization of deferred mortgage costs	—	0.01	0.01	0.01
Add: our share of deferred mortgage costs from unconsolidated joint venture properties	0.01	0.02	0.02	0.04
Less: our share of gain on insurance proceeds from unconsolidated joint venture	(0.01)	(0.03)	(0.01)	(0.03)
Adjusted funds from operations per diluted common share	$0.27	$0.24	$0.51	$0.48

BRT Apartments Corp. (NYSE: BRT)
Consolidated Balance Sheets
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

	June 30, 2020 (unaudited)	December 31, 2019 (audited)
ASSETS
Real estate properties, net	$166,760	$169,689
Investments in unconsolidated joint ventures	180,768	177,071
Real estate loan	4,000	4,150
Cash and cash equivalents	16,874	22,699
Restricted cash	9,462	9,719
Other assets	7,738	7,282
Total Assets	$385,602	$390,610

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs	$131,840	$133,215
Junior subordinated notes, net of deferred costs	37,073	37,063
Accounts payable and accrued liabilities	21,538	20,772
Total Liabilities	190,451	191,050

Commitments and contingencies
Equity:
BRT Apartments Corp. stockholders' equity:
Preferred shares $.01 par value 2,000 shares authorized, none issued	—	—
Common stock, $.01 par value, 300,000 shares authorized;
16,176 and 15,638 shares outstanding	164	156
Additional paid-in capital	244,683	232,331
Accumulated other comprehensive loss	(28)	(10)
Accumulated deficit	(49,545)	(32,824)
Total BRT Apartments Corp. stockholders’ equity	195,274	199,653
Non-controlling interests	(123)	(93)
Total Equity	195,151	199,560
Total Liabilities and Equity	$385,602	$390,610

BRT Apartments Corp. (NYSE: BRT)
Balance Sheets of Unconsolidated Joint Venture Entities
(amounts in thousands, except per share amounts)

_____________________________________________________________________________________________________________________

At June 30, 2020, the Company held interests in unconsolidated joint ventures that own 31 multi-family properties (the "Unconsolidated Properties"). The condensed balance sheets below present information regarding such properties (dollars in thousands):

June 30, 2020
ASSETS
Real estate properties, net of accumulated depreciation of $124,715 and $104,001	$1,091,791
Cash and cash equivalents	14,700
Deposits and escrows	23,077
Other assets	5,687
Total Assets	$1,135,255

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable, net of deferred costs of $5,594 and $5,839	$826,074
Accounts payable and accrued liabilities	20,081
Total Liabilities	846,155
Commitments and contingencies
Equity:
Total unconsolidated joint venture equity	289,100
Total Liabilities and Equity	$1,135,255

BRT interest in joint venture equity	$180,768

Unconsolidated Mortgages Payable:
BRT Share	$526,934
Partner Share	299,140
Total	$826,074

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data by State
Quarter ended June 30, 2020
(dollars in thousands, except monthly rent amounts)

_____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	464	$1,353	$768	$585	16%	94.1%	$916
Georgia	448	1,559	628	931	26%	95.8%	1,082
Florida	276	939	394	545	15%	92.2%	1,095
Ohio	264	731	331	400	11%	93.1%	917
Virginia	220	982	393	589	16%	94.9%	1,420
South Carolina	208	793	419	374	10%	93.0%	1,172
Other (3)	—	300	71	229	6%	N/A	N/A
Current Portfolio Totals	1,880	$6,657	$3,004	$3,653	100%	94.0%	$1,070

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$5,126	$2,705	$2,421	23%	90.5%	$1,117
South Carolina	1,183	2,239	1,122	1,117	11%	89.9%	1,108
Georgia	1,097	2,352	1,167	1,185	11%	92.3%	1,117
Florida	972	2,105	953	1,152	11%	93.5%	1,067
Alabama	940	2,260	985	1,275	12%	96.5%	905
Mississippi	776	1,414	521	893	8%	96.9%	985
Tennessee	702	1,709	705	1,004	9%	95.3%	1,194
North Carolina	576	1,448	581	867	8%	93.6%	1,069
Missouri	355	1,305	584	721	7%	96.3%	1,497
Other (3)	—	33	1	32	—	N/A	N/A
Current Portfolio Totals	9,162	$19,991	$9,324	$10,667	100%	92.9%	$996

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Other includes properties sold during the periods presented and legacy assets.

Portfolio Data by State
Six months ended June 30, 2020
(dollars in thousands, except monthly rent amounts)

____________________________________________________________________________________________________________________

Consolidated
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	464	$2,691	$1,560	$1,131	15%	91.9%	$925
Georgia	448	3,114	1,212	1,902	26%	96.0%	1,079
Florida	276	1,888	799	1,089	15%	92.7%	1,097
Ohio	264	1,487	679	808	11%	94.0%	922
Virginia	220	1,948	749	1,199	16%	94.2%	1,406
South Carolina	208	1,594	857	737	10%	92.9%	1,171
Other (3)	—	680	206	474	7%	N/A	N/A
Current Portfolio Totals	1,880	$13,402	$6,062	$7,340	100%	93.8%	$1,071

Unconsolidated (Pro-Rata Share) (1)
	Units	Revenues	Property Operating Expenses	NOI (1)	% of NOI Contribution	Average Occupancy (2)	Average Rent per Occ. Unit (2)
Texas	2,561	$10,360	$5,424	$4,936	24%	91.2%	$1,118
South Carolina	1,183	4,409	2,235	2,174	10%	89.9%	1,111
Georgia	1,097	4,692	2,301	2,391	11%	91.8%	1,108
Florida	972	4,219	1,988	2,231	11%	94.1%	1,062
Alabama	940	4,522	1,969	2,553	12%	96.5%	904
Mississippi	776	2,832	1,028	1,804	9%	96.2%	982
Tennessee	702	3,306	1,355	1,951	9%	96.5%	1,194
North Carolina	576	2,511	1,000	1,511	7%	93.8%	1,013
Missouri	355	2,623	1,174	1,449	7%	96.5%	1,483
Other (3)	—	8	22	(14)	—	N/A	N/A
Current Portfolio Totals	9,162	$39,482	$18,496	$20,986	100%	93.2%	$1,083

_________________________________________________________________________________
(1) See the reconciliation of NOI to net income, as calculated in accordance with GAAP, and the definition of NOI and pro-rata share under "Non-GAAP Financial Measures and Definitions."
(2) Excludes properties that were sold or not stabilized for the full period presented.
(3) Other includes properties sold during the periods presented and legacy assets.

BRT Apartments Corp. (NYSE: BRT)
Consolidated Same Store Comparisons
Quarters ended June 30, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
_____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Georgia	448	$1,559	$1,498	4.1%	$628	$597	5.2%	$931	$901	3.3%
Florida	276	939	948	(0.9)%	394	429	(8.2)%	545	519	5.0%
Texas	272	751	691	8.7%	420	398	5.5%	331	293	13.0%
Ohio	264	731	716	2.1%	331	334	(0.9)%	400	382	4.7%
Virginia	220	982	966	1.7%	393	356	10.4%	589	610	(3.4)%
South Carolina	208	793	818	(3.1)%	419	392	6.9%	374	426	(12.2)%
Totals	1,688	$5,755	$5,637	2.1%	$2,585	$2,506	3.2%	$3,170	$3,131	1.2%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		95.8%	96.8%	(1.0)%	$1,082	$1,022	5.9%
Florida		92.2%	97.1%	(5.0)%	1,095	1,051	4.2%
Texas		96.1%	90.8%	5.8%	855	790	8.2%
Ohio		93.1%	93.4%	(0.3)%	917	895	2.5%
Virginia		94.9%	96.5%	(1.7)%	1,420	1,380	2.9%
South Carolina		93.0%	95.2%	(2.3)%	1,172	1,162	0.9%
Totals		94.4%	95.1%	(0.7)%	$1,076	$1,036	3.9%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)

Consolidated Same Store Comparisons
Six months ended June 30, 2020 and 2019
(dollars in thousands, except monthly rent amounts)
____________________________________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Georgia	448	$3,114	$2,903	7.3%	$1,212	$1,230	(1.5)%	$1,902	$1,673	13.7%
Florida	276	1,888	1,887	0.1%	799	801	(0.2)%	1,089	1,086	0.3%
Texas	272	1,449	1,374	5.5%	888	765	16.1%	561	609	(7.9)%
Ohio	264	1,487	1,429	4.1%	679	638	6.4%	808	791	2.1%
Virginia	220	1,948	1,908	2.1%	749	678	10.5%	1,199	1,230	(2.5)%
South Carolina	208	1,594	1,613	(1.2)%	857	799	7.3%	737	814	(9.5)%
Totals	1,688	$11,480	$11,114	3.3%	$5,184	$4,911	5.6%	$6,296	$6,203	1.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Georgia		96.0%	95.1%	0.9%	$1,079	$1,009	6.9%
Florida		92.7%	97.7%	(5.1)%	1,097	1,038	5.7%
Texas		92.5%	90.5%	2.2%	846	797	6.1%
Ohio		94.0%	94.1%	(0.1)%	922	886	4.1%
Virginia		94.2%	95.6%	(1.5)%	1,406	1,372	2.5%
South Carolina		92.9%	94.8%	(2.0)%	1,171	1,152	1.6%
Totals		94.0%	94.6%	(0.6)%	$1,074	$1,028	4.5%
_______________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Quarters ended June 30, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$5,124	$5,058	1.3%	$2,705	$2,649	2.1%	$2,419	$2,409	0.4%
Georgia	1,097	2,352	2,299	2.3%	1,167	1,095	6.6%	1,185	1,204	(1.6)%
Florida	972	2,105	2,070	1.7%	953	1,047	(9.0)%	1,152	1,023	12.6%
South Carolina	844	1,686	1,670	1.0%	896	958	(6.5)%	790	712	11.0%
Mississippi	776	1,414	1,382	2.3%	521	517	0.8%	893	865	3.2%
Alabama	412	970	909	6.7%	418	385	8.6%	552	524	5.3%
Missouri	355	1,306	1,262	3.5%	584	570	2.5%	722	692	4.3%
North Carolina	312	790	703	12.4%	354	296	19.6%	436	407	7.1%
Tennessee	300	874	852	2.6%	323	339	(4.7)%	551	513	7.4%
Totals	7,629	$16,621	$16,205	2.6%	$7,921	$7,856	0.8%	$8,700	$8,349	4.2%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		90.5%	91.8%	(1.4)%	$1,117	$1,081	3.3%
Georgia		92.3%	93.4%	(1.2)%	1,117	1,051	6.3%
Florida		93.5%	94.8%	(1.4)%	1,067	1,038	2.8%
South Carolina		89.9%	91.0%	(1.2)%	1,108	1,081	2.5%
Mississippi		96.9%	97.2%	(0.3)%	985	944	4.3%
Alabama		97.7%	97.1%	0.6%	862	814	5.9%
Missouri		96.3%	94.8%	1.6%	1,497	1,451	3.2%
North Carolina		93.6%	91.0%	2.9%	1,110	1,061	4.6%
Tennessee		95.3%	96.8%	(1.5)%	1,194	1,142	4.6%
Totals		92.7%	93.5%	(0.9)%	$1,102	$1,061	3.9%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Unconsolidated Same Store Comparisons
Six months ended June 30, 2020 and 2019
BRT Pro-rata Share
(dollars in thousands, except monthly rent amounts)
_______________________________________________________________________________________

		Revenues			Property Operating Expenses			NOI
	Units	2020	2019	% Change	2020	2019	% Change	2020	2019	% Change
Texas	2,561	$10,360	$10,160	2.0%	$5,424	$5,267	3.0%	$4,936	$4,893	0.9%
Georgia	1,097	4,692	4,524	3.7%	2,301	2,140	7.5%	2,391	2,384	0.3%
Florida	972	4,219	4,021	4.9%	1,988	1,966	1.1%	2,231	2,055	8.6%
South Carolina	844	3,314	3,389	(2.2)%	1,763	1,823	(3.3)%	1,551	1,566	(1.0)%
Mississippi	776	2,832	2,741	3.3%	1,028	1,018	1.0%	1,804	1,723	4.7%
Alabama	412	1,922	1,779	8.0%	840	775	8.4%	1,082	1,004	7.8%
Missouri	355	2,623	2,481	5.7%	1,174	1,149	2.2%	1,449	1,332	8.8%
Tennessee	300	1,762	1,704	3.4%	620	643	(3.6)%	1,142	1,061	7.6%
Totals	7,317	$31,724	$30,799	3.0%	$15,138	$14,781	2.4%	$16,586	$16,018	3.5%

		Weighted Average Occupancy			Weighted Average Monthly Rent per Occupied Unit
		2020	2019	% Change	2020	2019	% Change
Texas		91.5%	92.3%	(0.9)%	$1,117	$1,085	2.9%
Georgia		91.8%	92.3%	(0.5)%	1,108	1,044	6.1%
Florida		94.1%	94.2%	(0.1)%	1,062	1,025	3.6%
South Carolina		89.9%	91.2%	(1.4)%	1,111	1,101	0.9%
Mississippi		96.2%	96.9%	(0.7)%	982	940	4.5%
Alabama		97.7%	96.6%	1.1%	855	802	6.6%
Missouri		96.5%	94.2%	2.4%	1,483	1,438	3.1%
Tennessee		96.5%	97.5%	(1.0)%	1,194	1,138	4.9%
Totals		92.9%	93.5%	(0.6)%	$1,099	$1,060	3.7%
________________________________
See definition of Same Store under "Non-GAAP Financial Measures and Definitions"

BRT Apartments Corp. (NYSE: BRT)
Portfolio Data Combined
(dollars in thousands, except monthly rent amounts)
________________________________________________________________________________________

Quarter Ended June 30,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$6,657	$3,004	$3,653
Unconsolidated (1)	19,991	9,324	10,667
Total	$26,648	$12,328	$14,320

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$5,755	$2,585	$3,170	$5,637	$2,506	$3,131	2.1%	3.2%	1.2%
Unconsolidated (1)	16,621	7,921	8,700	16,205	7,856	8,349	2.6%	0.8%	4.2%
Total	$22,376	$10,506	$11,870	$21,842	$10,362	$11,480	2.4%	1.4%	3.4%

_____________________________________________________________

Six Months ended June 30,

Portfolio	2020
	Revenues	Property Operating Expenses	NOI
Consolidated	$13,402	$6,062	$7,340
Unconsolidated (1)	39,482	18,496	20,986
Total	$52,884	$24,558	$28,326

Same Store
	2020			2019			Variance
	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI	Revenues	Property Operating Expenses	NOI
Consolidated	$11,480	$5,184	$6,296	$11,114	$4,911	$6,203	3.3%	5.6%	1.5%
Unconsolidated (1)	31,724	15,138	16,586	30,799	14,781	16,018	3.0%	2.4%	3.5%
Total	$43,204	$20,322	$22,882	$41,913	$19,692	$22,221	3.1%	3.2%	3.0%

(1) Unconsolidated amounts represent BRT's pro-rata share. See definition of pro-rata under "Non-GAAP Financial Measures and Definitions.".

BRT Apartments Corp. (NYSE: BRT)
Acquisitions and Dispositions
(dollars in thousands)

________________________________________________________________________________________

Acquisitions for six months ended June 30, 2020
Location	Purchase Date	Units	Purchase Price	Acquisition Mortgage Debt	Initial BRT Equity	Ownership Percentage	Capitalized Acquisition Costs
Wilmington, NC (1)	2/20/2020	264	$38,000	$23,160	$13,700	80%	$459

(1) Unconsolidated property

BRT Apartments Corp. (NYSE: BRT)
Value-Add Program and Capital Expenditures
Quarter ended June 30, 2020

________________________________________________________________________________________

Value-Add Program
(Includes consolidated and unconsolidated amounts)
Units Rehabilitated (1)	Estimated Rehab Costs (2)	Estimated Rehab Costs Per unit	Estimated Average Monthly Rent Increase (3)	Estimated Annualized ROI (3)	Estimated units available to be renovated (24 months)
60	$418,000	$6,967	$80	14%	800

(1) Refers to rehabilitated units with respect to which a new lease or renewal lease was entered into during the period.
(2) Reflects rehab costs incurred during the current and prior periods with respect to units completed, in which a new lease or renewal lease was entered into during the current period.
(3) These results are not necessarily indicative of the results that would be generated if such improvements were made across our portfolio of properties or at any particular property. Rents at a property may increase for reasons wholly unrelated to property improvements, such as changes in demand for rental units in a particular market or sub-market. Even if units are available to be renovated, the Company may decide not to renovate such units.

Capital Expenditures
(Includes consolidated and unconsolidated amounts)
	Gross Capital Expenditures	Less: JV Partner Share	BRT Share of Capital Expenditures (4)
Estimated Recurring Capital Expenditures (1)	$186,000	$33,419	$152,581
Estimated Non-Recurring Capital Expenditures (2)	862,000	171,956	690,044
Total Capital Expenditures	$1,048,000	$205,375	$842,625

Replacements (operating expense) (3)	$640,912	$182,585	$458,327

Estimated Recurring Capital Expenditures and Replacements per unit (11,042 units)	$75	$20	$55

(1) Recurring capital expenditures represent our estimate of expenditures incurred at the property to maintain the property's existing operations - it excludes revenue enhancing projects.
(2) Non-recurring capital expenditures represent our estimate of significant improvements to the common areas, property exteriors, or interior units of the property, and revenue enhancing upgrades.
(3) Replacements are expensed as incurred at the property.
(4) Based on BRT's equity interest.

BRT Apartments Corp. (NYSE: BRT)
Debt Analysis
As of June 30, 2020
(dollars in thousands)
____________________________________________________________________________________________________________________________________

Consolidated
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$1,536	$1,536	$—		—	—
2021	17,274	3,272	14,002		12%	4.29%
2022	62,543	1,924	60,619		54%	4.29%
2023	1,270	1,270	—		—	—
2024	1,316	1,316	—		—	—
Thereafter	48,594	10,055	38,539		34%	4.03%
Total	$132,533	$19,373	$113,160		100%

Unconsolidated (BRT pro rata share)
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$1,233	$1,233	$—		—	—
2021	22,484	3,367	19,117		4%	2.73%
2022	47,919	4,460	43,459		10%	3.41%
2023	29,577	4,992	24,585		5%	4.12%
2024	5,770	5,770	—		—	—
Thereafter	419,951	51,811	368,140		81%	4.18%
Total	$526,934	$71,633	$455,301		100%

Combined
Year	Total Principal Payments	Scheduled Amortization	Principal Payments Due at Maturity		Percent of Total Principal Payments Due At Maturity	Weighted Average Interest Rate (1)
2020	$2,769	$2,769	$—		—	—
2021	39,758	6,639	33,119		6%	3.68%
2022	110,462	6,384	104,078		18%	4.06%
2023	30,847	6,262	24,585		4%	4.05%
2024	7,086	7,086	—		—	—
Thereafter	468,545	61,866	406,679		72%	4.15%
Total	$659,467	$91,006	$568,461		100%
Weighted Average Remaining Term to Maturity (2)			7.2 years
Weighted Average Interest Rate (2)			4.04%
Debt Service Coverage Ratio for the quarter ended June 30, 2020			1.49	(3)

(1) Based on balloon payments at maturity.
(2) Includes consolidated and unconsolidated amounts.
(3) See definition under "Non-GAAP Financial Measures and Definitions." Includes consolidated and 100% of the unconsolidated amounts.

Junior Subordinated Notes
Principal Balance	$37,400
Interest Rate	3 month LIBOR + 2.00% (i.e, 2.76% at 6/30/20)
Maturity	April 30, 2036

Credit Facility (as of August 10, 2020)
Maximum Amount Available	Up to $10,000
Amount Outstanding	$0
Interest Rate	Prime + 0.50% (floor of 5.00%)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
________________________________________________________________________________________
We compute NOI by adjusting net income (loss) to (a) add back (1) depreciation expense, (2) general and administrative expenses, (3) interest expense, (4) loss on extinguishment of debt, (5) equity in loss of unconsolidated joint ventures, (6) provision for taxes, (7) the impact of non-controlling interests, and (b) deduct (1) other income, (2) gain on sale of real estate, and (3) gain on insurance recoveries related to casualty loss. We define "Same Store NOI" as NOI for all our consolidated properties that were owned for the entirety of the periods being presented, other than properties in lease up and developments. Other REIT’s may use different methodologies for calculating NOI, and accordingly, our NOI may not be comparable to other REIT’s. We believe NOI provides an operating perspective not immediately apparent from GAAP operating income or net (loss) income. NOI is one of the measures we use to evaluate our performance because it (i) measures the core operations of property performance by excluding corporate level expenses and other items unrelated to property operating performance and (ii) captures trends in rental housing and property operating expenses. We view Same Store NOI as an important measure of operating performance because it allows a comparison of operating results of properties owned for the entirety of the current and comparable periods and therefore eliminates variations caused by acquisitions or dispositions during the periods. However, NOI should only be used as an alternative measure of our financial performance.

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for the consolidated properties:

Consolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
GAAP Net loss attributable to common stockholders	$(4,246)	$(4,317)	$(9,077)	$(8,564)
Less: Other Income	(159)	(190)	(338)	(434)
Add: Interest expense	1,809	2,049	3,669	3,995
General and administrative	2,957	2,481	6,324	5,025
Depreciation	1,809	1,428	3,370	2,975
Provision for taxes	65	59	127	121
Equity in loss of unconsolidated joint venture properties	1,387	2,218	3,202	4,286
Add: Net loss attributable to non-controlling interests	31	44	63	78
Net Operating Income	$3,653	$3,772	7,340	7,482

Non-same store Net Operating Income	$(482)	$(641)	$(1,044)	$(1,279)
Same store Net Operating Income	$3,171	$3,131	$6,296	$6,203

The following tables provides a reconciliation of NOI to net income attributable to common stockholders as computed in accordance with GAAP for the periods presented for BRT's pro rata share of the unconsolidated properties:

Unconsolidated	Three Months Ended June 30,		Six Months Ended June 30,
	2020	2019	2020	2019
BRT equity in loss from joint ventures	$(1,387)	$(2,218)	$(3,202)	$(4,287)
Add: Interest expense	5,605	5,714	11,175	10,754
Depreciation	6,627	6,371	13,199	12,152
Other non-multi family	(178)	(574)	(186)	(642)
Net Operating Income	$10,667	$9,293	$20,986	$17,977

Non-same store Net Operating Income	$1,967	$944	$4,400	$1,959
Same store Net Operating Income	$8,700	$8,349	$16,586	$16,018

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 9 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Three Months Ended June 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$31,542	$11,551	$19,991
Total revenues	31,542	11,551	19,991

Expenses:
Real estate operating expenses	14,674	5,350	9,324
Interest expense	8,766	3,161	5,605
Depreciation	10,417	3,790	6,627
Total expenses	33,857	12,301	21,556

Total revenues less total expenses	(2,315)	(750)	(1,565)
Gain on insurance recoveries	338	160	178
Net loss	$(1,977)	$(590)	$(1,387)

	Three Months Ended June 30, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$28,976	$10,491	$18,485
Total revenues	28,976	10,491	18,485

Expenses:
Real estate operating expenses	14,304	5,112	9,192
Interest expense	8,919	3,205	5,714
Depreciation	10,031	3,660	6,371
Total expenses	33,254	11,977	21,277

Total revenues less total expenses	(4,278)	(1,486)	(2,792)
Gain on insurance recoveries	517	(57)	574
Net loss	$(3,761)	$(1,543)	$(2,218)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)

_____________________________________________________________________________________________________________________

The condensed income statements below present for the periods indicated a reconciliation of the information that appears in note 9 of BRT's Quarterly report on Form 10-Q to the BRT pro rata information presented here in this supplemental.

	Six Months Ended June 30, 2020
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$62,385	$22,903	$39,482
Total revenues	62,385	22,903	39,482

Expenses:
Real estate operating expenses	29,206	10,710	18,496
Interest expense	17,523	6,348	11,175
Depreciation	20,773	7,574	13,199
Total expenses	67,502	24,632	42,870

Total revenues less total expenses	(5,117)	(1,729)	(3,388)
Gain on insurance recoveries	338	152	186
Net loss	$(4,779)	$(1,577)	$(3,202)

	Six Months Ended June 30, 2019
	Total	Partner Share	BRT Share
Revenues:
Rental and other revenue	$55,803	$20,301	$35,502
Total revenues	55,803	20,301	35,502

Expenses:
Real estate operating expenses	27,400	9,875	17,525
Interest expense	16,825	6,071	10,754
Depreciation	19,220	7,068	12,152
Total expenses	63,445	23,014	40,431

Total revenues less total expenses	(7,642)	(2,713)	(4,929)
Gain on insurance recoveries	517	(126)	643
Net loss	$(7,125)	$(2,839)	$(4,286)

BRT Apartments Corp. (NYSE: BRT)
NON-GAAP FINANCIAL MEASURES AND DEFINITIONS
(dollars in thousands)
________________________________________________________________________________________

Funds from Operations (FFO)
FFO is a non-GAAP financial performance measure defined by the National Association of Real Estate Investment Trusts and is widely recognized by investors and analysts as one measure of operating performance of a REIT. The FFO calculation excludes items such as real estate depreciation and amortization, gains and losses on the sale of real estate assets and impairment on depreciable assets. Historical accounting convention used for real estate assets requires straight-line depreciation of buildings and improvements, which implies that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, it is management’s view, and we believe the view of many industry investors and analysts, that the presentation of operating results for a REIT using the historical accounting for depreciation is insufficient. FFO excludes gains and losses from the sale of real estate, which we believe provides management and investors with a helpful additional measure of the performance of our real estate portfolio, as it allows for comparisons, year to year, that reflect the impact on operations from trends in items such as occupancy rates, rental rates, operating costs, general, administrative and other expenses, and interest expenses.

Adjusted Funds from Operations (AFFO)
AFFO excludes from FFO straight line rent adjustments, loss on extinguishment of debt, amortization of restricted stock and RSU expense, amortization of deferred mortgage costs and gain on insurance recovery. AFFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management and provides investors a view of the performance of our portfolio over time, including after the time we cease to acquire properties on a frequent and regular basis. We believe that AFFO enables investors to compare the performance of our portfolio with other REITs that have not recently engaged in acquisitions, as well as a comparison of our performance with that of other non-traded REITs, as AFFO, or an equivalent measure is routinely reported by non-traded REITs, and we believe often used by analysts and investors for comparison purposes.

Debt Service Coverage Ratio
Debt service coverage ratio is net operating income ("NOI") divided by total debt service and includes both consolidated and unconsolidated assets.

Total Debt Service
Total debt service is the cash required to cover the repayment of interest and principal on a debt for a particular period. Total debt service is used in the calculation of the debt service coverage ratio which is used to determine the borrower’s ability to make debt service payments.

Stabilized Properties
For all periods presented, stabilized properties include all our consolidated properties, other than those in lease-up or development.

Same Store
Same store refers to stabilized properties that we and our consolidated joint ventures owned and operated for the entirety of both periods being compared.

Pro-Rata Share
BRT's pro-rata share gives effect to its percentage equity interest in the unconsolidated joint ventures that own properties. Due to the operation of allocation/distribution provision of the joint venture agreements pursuant to which BRT participates in the ownership of these properties, BRT's share of the gain and loss on the sale of a property may be less than implied by BRT's percentage equity interest. Notwithstanding the foregoing, when referring to the number of units, average occupancy, and average rent per unit, the amount shown reflects 100% of the amount.

BRT Apartments Corp. (NYSE: BRT)
Portfolio Table
As of 8/10/2020
___________________________________________________________________________________________

Property	City	State	Year Built	Year Acquired	Property Age	Units	Q2 2020 Avg. Occupancy	Q2 2020 Avg. Rent per Occ. Unit	% Ownership
Consolidated Properties
Silvana Oaks	North Charleston	SC	2010	2012	11	208	93.0%	$1,172	100%
Avondale Station	Decatur	GA	1950	2012	71	212	96.6%	1,168	100%
Newbridge Commons	Columbus	OH	1999	2013	22	264	93.1%	917	100%
Kendall Manor	Houston	TX	1981	2014	40	272	96.1%	855	100%
Avalon	Pensacola	FL	2008	2014	13	276	92.2%	1,095	100%
Parkway Grande	San Marcos	TX	2014	2015	7	192	91.0%	1,001	100%
Woodland Trails	LaGrange	GA	2010	2015	11	236	95.0%	1,003	100%
Kilburn Crossing	Fredericksburg	VA	2005	2016	16	220	94.9%	1,420	100%
Total/Weighted Avg. Consolidated					24	1,880

Properties owned by Unconsolidated Joint Ventures
Brixworth at Bridgestreet	Huntsville	AL	1985	2013	36	208	96.9%	823	80%
Crossings of Bellevue	Nashville	TN	1985	2014	36	300	95.3%	1,194	80%
Retreat at Cinco Ranch	Katy	TX	2008	2016	13	268	90.7%	1,198	75%
Grove at River Place	Macon	GA	1988	2016	33	240	92.3%	713	80%
Civic Center 1	Southaven	MS	2002	2016	19	392	97.6%	952	60%
Verandas at Shavano Park	San Antonio	TX	2014	2016	7	288	91.8%	1,054	65%
Chatham Court and Reflections	Dallas	TX	1986	2016	35	494	85.5%	992	50%
Waters Edge at Harbison	Columbia	SC	1996	2016	25	204	91.7%	922	80%
Pointe at Lenox Park	Atlanta	GA	1989	2016	32	271	92.1%	1,272	74%
Civic Center 2	Southaven	MS	2005	2016	16	384	96.2%	1,020	60%
Verandas at Alamo Ranch	San Antonio	TX	2015	2016	6	288	91.2%	1,042	71.9%
OPOP Towers	St. Louis	MO	2014	2017	7	128	96.3%	1,362	75.5%
OPOP Lofts	St. Louis	MO	2014	2017	7	53	93.3%	1,442	75.5%
Vanguard Heights	Creve Coeur	MO	2016	2017	5	174	97.1%	1,614	78.4%
Mercer Crossing	Dallas	TX	2014/2016	2017	7	509	91.2%	1,321	50%
Jackson Square	Tallahassee	FL	1996	2017	25	242	92.3%	1,090	80%
Magnolia Pointe	Madison	AL	1991	2017	30	204	98.5%	902	80%
Woodland Apartments	Boerne	TX	2007	2017	14	120	97.5%	974	80%
The Avenue	Ocoee	FL	1998	2018	23	522	94.5%	1,119	50%
Parc at 980	Lawrenceville	GA	1997	2018	24	586	92.4%	1,196	50%
Anatole Apartments	Daytona Beach	FL	1986	2018	35	208	92.3%	908	80%
Landings of Carrier Parkway	Grand Prairie	TX	2001	2018	20	281	95.6%	1,091	50%
Crestmont at Thornblade	Greenville	SC	1998	2018	23	266	89.7%	1,086	90%
The Vive at Kellswater	Kannapolis	NC	2011	2019	10	312	93.6%	1,110	65%
Somerset at Trussville	Trussville	AL	2007	2019	14	328	95.7%	1,000	80%
The Village at Lakeside	Auburn	AL	1988	2019	33	200	95.5%	837	80%
Canalside Lofts	Columbia	SC	2008/2013	2017	13	374	89.1%	1,228	32%
Gateway Oaks	Forney	TX	2016	2016	5	313	88.2%	1,125	50%
Abbotts Run	Wilmington	NC	2001	2019	20	264	93.0%	996	80%
Total/Weighted Avg. Unconsolidated					20	8,421

Lease-Up Projects: (1)
Bell's Bluff	Nashville	TN	2018		2	402	79.0%	1,480	58.1%
Canalside Sola	Columbia	SC	2018		2	339	78.0%	1,417	46.2%
Total/Weighted Avg. (lease-up)					2	741

Total/Weighted Avg. Portfolio					19	11,042
(1) Unconsolidated